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                                                           Exhibit 10.57a

                                ADDENDUM TO LEASE


         This Addendum to Lease is made and entered into the 18th day of February, 1996, between CONIFER NORTHEAST ASSOCIATES (Landlord) and MONRO MUFFLER BRAKE, INC. (Tenant).

         WITNESSETH: that Tenant currently leases and occupies a building located at Plattsburg, New York, consisting of approximately 4,450 square feet pursuant to a Lease Agreement dated February 25, 1988 (Lease).

         WHEREAS, the Tenant has agreed to exercise its first option to renew,

         NOW, THEREFORE, it is mutually agreed upon by Landlord and Tenant to modify certain provisions of the lease as follows:

1. Tenant hereby agrees to extend the Term of the Lease Agreement for a five year period. Accordingly, Tenant's Base Rent, effective upon the commencement of the extension period shall be as follows:

         Period                     Annual Base Rent           Monthly Base Rent
         ------                     ----------------           -----------------
     3/1/98-2/28/03                   $51,120.00                   $4,260.00

2. In addition to the provisions of Section 20, "Renewal Options" of the Lease Agreement, Tenant shall have a successive option to renew this Lease upon expiration of the second renewal option provided that this Lease shall be in full force and effect. The additional renewal term shall be for a period of five (5) years under the same terms and conditions as the initial term, except that Minimum Rent shall be as follows:

         Period                     Annual Base Rent           Monthly Base Rent
         ------                     ----------------           -----------------
     3/1/08-2/28/13                   $59,977.00                   $4,998.08

      Except as modified above, all other terms and conditions of the Lease Agreement dated February 11, 1988 shall remain unchanged and in full force and effect.

Agreed To By:                                       Agreed To By:

MONRO MUFFLER BRAKE, INC.                           CONIFER NORTHEAST ASSOCIATES

BY:                                                 BY:
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DATE:                                               DATE:
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